                                                                    EXHIBIT 10.5

NEITHER THIS WARRANT NOR THE CAPITAL STOCK ISSUABLE HEREUNDER HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH ANY STATE SECURITIES COMMISSIONER. NEITHER THIS WARRANT NOR THE CAPITAL STOCK MAY BE SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE.



                          OMNIS TECHNOLOGY CORPORATION.

                            NON-TRANSFERABLE WARRANT



                                                               December 21, 1999

        Reference is hereby made to that certain Credit Facility Agreement (the "Credit Facility Agreement") by and between Omnis Technology Corporation., a Delaware corporation (the "Company") and Astoria Capital Partners, L.P., a California limited partnership (the "Holder") and the $3,000,000 Promissory Note (the "Note") dated December 21, 1999 of the Company in favor of the Holder, the terms of which are incorporated by this reference.

        The Company hereby certifies that, for value received, Holder is entitled to purchase from the Company, on or before the Expiration Date (as defined below), the number of shares or other units of securities of the Company (the "Warrant Securities") set forth herein under the terms and conditions set forth herein.

        1. EXPIRATION DATE. This Warrant shall be exercisable in whole or in part until 5:00 p.m. (San Francisco time) on May 31, 2001 (the "Expiration Date").

        2. TERMS AND CONDITIONS OF EXERCISE OF THIS WARRANT.

                2.1. QUALIFYING OFFERINGS. (i) This Warrant may only be exercised in connection with one or more Qualifying Offerings (as such term is defined below) as set forth herein and (ii) the Warrant Securities issuable upon exercise hereof shall only be issued at the closing of a Qualifying Offering. The term "Qualifying Offering" shall mean the offer and sale by the Company of any equity securities of the Company, or securities convertible into equity securities ("Reference Securities"), in one transaction or a series of transactions with aggregate net proceeds of at least $1,000,000 consummated on or before the Expiration Date, excluding any securities issued pursuant to any of the Company's stock incentive plans for the benefit of employees, officers, directors or agents or securities issued upon exercise or conversion of any such securities. Notwithstanding anything to the contrary herein, the Company shall have no obligation to issue any securities, consummate any offering of its securities or accept any offer to issue or sell any of its securities on or before the Expiration Date.



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

                2.2. OFFERING NOTICE. In the event that the Company (i) issues a written offering memorandum, offer letter or other binding written offer to sell or issue securities in a Qualifying Offering to one or more persons or (ii) receives a binding offer to purchase securities in a Qualifying Offering from one or more persons, the Company shall provide prompt written notice of such offer to Holder. Holder shall notify the Company in writing within thirty (30) days after receipt of such notice of its election to exercise all or part of this Warrant. Notwithstanding the foregoing, the Company shall have no obligation to provide notice to Holder of (i) any written or oral communications relating to a potential offer, sale or issuance of its securities in advance of an offer to purchase or sell such securities that the offeree could accept, or
(ii) offers to buy, sell or issue its securities that will not be (either alone or together with any preceding offers), if consummated, Qualifying Offerings.

                2.3. EXERCISE OF THIS WARRANT. Subject to the following sentence, in each Qualifying Offering, the Holder may, through exercise of all or part of this Warrant, purchase the number of Warrant Securities offered in connection therewith in an amount up to the amount of the Commitment specified in the Credit Facility Agreement, whether or not the Company has actually borrowed the full amount and regardless of whether any amounts actually borrowed have been paid in full or remain outstanding (the "Commitment Amount"), divided by the price per share of the Warrant Securities issued in such offering. The maximum aggregate number of Warrant Securities that may be purchased upon exercise of the Warrant shall be limited to the number of shares issuable upon payment of an aggregate Exercise Price (as defined below) in an amount equal to the Commitment Amount. The issuance of Warrant Securities hereunder shall be subject to the terms of the applicable Qualifying Offerings. In connection therewith, Holder shall execute and deliver, in addition to the Subscription Form described below, any joinder agreement, subscription agreement or other documents or instruments with respect to the Qualifying Offering reasonably requested by the Company. If any Qualifying Offering is not consummated pursuant to the terms thereof and shares or not issued to the Holder hereunder, the applicable exercise hereof shall be deemed void and the Company shall promptly return any exercise price paid in connection with such exercise without deduction.

                2.4. EXERCISE PRICE. Upon exercise of this Warrant, in whole or in part, and subject to the limitations on the number of Warrant Securities issuable hereunder set forth above, the Holder shall pay to the Company an exercise price equal to the price per Warrant Security in the applicable Qualifying Offering times the number of shares to be issued upon exercise hereof (the "Exercise Price"). The Exercise Price shall be paid in cash, provided, that the Holder may elect to cancel any outstanding debt and/or accrued interest, including the Note, as payment of the Exercise Price. The Holder may also exchange other securities of the Company held at the market price thereof in payment of the Exercise Price.

                2.5. EXERCISE PROCEDURES. This Warrant shall be exercised by surrendering it to the Company at its principal office, with a duly executed Subscription Form (in substantially the form appearing at the end of this document), together with payment of the Exercise Price. Promptly after exercise and in accordance with the terms of the applicable Qualifying Offering, the Company shall issue and deliver to or upon the order of the Holder a certificate or certificates for the number of Warrant Securities issuable upon such exercise, and the Company will pay all issue taxes in connection therewith. All Warrant Securities that may be issued upon exercise of



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

this Warrant will, upon issuance by the Company in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable, and free from all taxes and liens with respect to the issuance thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Warrant Securities in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

        3. WARRANT SECURITIES ISSUABLE ON EXERCISE OF WARRANT. The parties acknowledge that the number of authorized but unissued shares of Preferred Stock of the Company as of the date hereof would not be sufficient as of the date of this Warrant to effect the exercise of this Warrant if the Warrant Securities were preferred stock. The Company agrees, however, to use its best efforts to take such corporate action as may be necessary, in the opinion of its counsel, to increase its authorized but unissued shares of Preferred Stock to such number of shares as would be sufficient to allow a Qualifying Offering to be made of preferred stock and for the issuance of preferred stock as Warrant Securities immediately prior to or concurrently with the consummation of a Qualifying Offering of preferred stock and at any time thereafter as shall be necessary to effect the exercise of this Warrant.

        4. FRACTIONAL SHARES. If the Warrant Securities are issued at a price of less than $100 per share or other unit, no fractional Warrant Securities will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

        5. TRANSFER.

                5.1. TRANSFER. This Warrant may not be transferred, in whole or in part, except in accordance with the procedures and limitations as set forth below. In addition, the Warrant Securities issuable upon exercise hereof will be subject to any transfer restrictions contained in the Company's Bylaws that apply to the Warrant Securities.

                5.2. REGISTRATION OR EXEMPTION. This Warrant and Warrant Securities issuable upon exercise hereof shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. The Company acknowledges that a transfer of a portion of the Warrant or of Warrant Securities to one or more of the partners who comprise Holder as a distribution without consideration (whether upon liquidation of Holder or a withdrawal of capital by such a partner in accordance with Holder's agreement of limited partnership) will not require such registration and will not require an opinion of counsel in connection with such a distribution.

                5.3. LEGEND. Each certificate representing Warrant Securities issuable upon exercise hereof shall bear a legend substantially in the following form:



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

                "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any such shares, at the request of the holder thereof, at such time as they become eligible for resale by the Holder pursuant to Rule 144(k) under the Act or otherwise.

        6. REGISTRATION RIGHTS.

                6.1. PIGGYBACK REGISTRATION. If the Company proposes to register any of its securities at any time on or before May 31, 2002, the Company shall notify the Holder in writing at least thirty (30) days prior to filing any such registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (excluding registration statements relating to any employee benefit plan or a corporate reorganization, including securities issued by the Company in an acquisition transaction). The Holder shall have the right to include in such registration statement all or any part of the Holder's Warrant Securities or other securities into which the Warrant Securities have been or may be converted ("Registrable Securities"). If the Holder elects to include in any such registration statement all or any part of the Holder's Registrable Securities, then the Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities the Holder wishes to include in such registration statement. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company on or before the date set forth above with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                        (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section is for an underwritten offering, then the Company shall so advise the Holder. In such event, the right of the Holder to include its Registrable Securities in a registration pursuant to this Section shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to the Holder. The Holder may elect to withdraw from any offering by written notice to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. The Company covenants that it will not grant to any other person any piggyback registration rights without including a provision that, if a managing underwriter excludes any securities from a registration and underwriting, the securities sought to be included by such other person shall be included only to the extent all of the Warrant Securities the Holder sought to include in the registration have been included.

                        (b) EXPENSES. All expenses incurred in connection with a registration pursuant to this Section (excluding underwriters' and brokers' discounts and commissions; and the fees and disbursements of special counsel for the Holder), including, without limitation all federal registration and qualification fees, "blue sky" registration and qualification fees for up to five (5) states, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company.

                6.2. DEMAND REGISTRATION.

                        (a) REQUEST BY HOLDER. If the Company shall receive a written request from the Holder (a "Demand Request") that the Company file a registration statement under the Securities Act covering the registration of at least twenty percent (20%) of the outstanding Eligible Registrable Securities (as defined below) pursuant to this Section, and if such Shares have not been heretofore registered pursuant to Section 6.1 hereof, then the Company shall within thirty (30) days after the receipt of such Demand Request, file a registration statement under the Securities Act with respect to the Eligible Registrable Securities that the Holder has requested to be registered and included in such registration and use its reasonable best efforts to effect the registration as soon as practicable thereafter and to maintain the effectiveness of such registration until the earlier of (i) the date all the Holder's Registrable Securities have been sold , (ii) the date the Holder's Registrable Securities are eligible for resale by Holder pursuant to Rule 144(k) or (iii) the third anniversary of the effectiveness of the registration statement, subject only to the limitations of this Section. The term "Eligible Registrable Securities" means any Registrable Securities held by Holder that were issued pursuant to the exercise of this Warrant at least twelve (12) months, but not more than twenty-four (24) months, before the date of the Demand Request.

                        (b) UNDERWRITING. If the Holder intends to distribute its Eligible Registrable Securities by means of an underwriting, then it shall so advise the Company as a part of its Demand Request. The Holder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and the Holder. Notwithstanding any other provision of this Section, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise the Holder and the number of Eligible Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s); provided, however, that the number of shares of Eligible Registrable Securities to be included in such underwriting and registration shall not be reduced unless all securities proposed to be registered for the account of the Company are first entirely excluded from the underwriting. Any Eligible Registrable Securities excluded and



                                       5
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withdrawn from such underwriting shall be withdrawn from the registration.

                        (c) MAXIMUM NUMBER OF DEMAND REGISTRATIONS. The Company is obligated to effect only one (1) such registration pursuant to this Section.

                        (d) DEFERRAL. Notwithstanding the foregoing, if the Company shall furnish to the Holder, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request notice; provided however, that the Company may not utilize this right more than once.

                        (e) EXPENSES. All expenses incurred in connection with a registration pursuant to this Section, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, (but excluding underwriters' discounts and commissions), shall be borne by the Company. The Holder shall bear all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and the fees and disbursements of any counsel for the Holder. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this
Section if the registration request is subsequently withdrawn at the request of the Holder; provided however, that (i) if at the time of such withdrawal, the Holder has learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holder at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change or (ii) the Company exercised its right to defer the filing of a registration statement pursuant to subsection (d) above and, after the deferral but before the filing of the registration statement, the Holder withdraws its request, then the Holder shall not be required to pay any of such expenses and shall retain its rights pursuant to this Section.

                6.3. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement pursuant hereto:

                        (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the partners, officers and directors of the Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, "Violations" and, individually, a "Violation"):

                        (1) any untrue statement or alleged untrue statement of a material fact



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                        contained in such registration statement, including any
                        preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                        (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                        (3) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse the Holder, each partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of the Holder.

                        (b) BY THE HOLDER. To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Holder under this Section in respect of any Violation shall not exceed the net proceeds received by the Holder in the registered offering out of which such Violation arises.

                        (c) NOTICE. Promptly after receipt by an indemnified party under this



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Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

                        (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and the Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                        (e) "MARKET STAND-OFF" AGREEMENT. The Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Warrant Securities or securities into which they have been or may be converted (other than to donees or partners of the Holder who agree to be similarly bound) for up to ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act for a firm commitment underwritten offering of newly-issued common stock of the Company with expected net proceeds of at least $20 million; provided, however, that all executive officers, directors and 1% shareholders of the Company then holding Common Stock of the Company enter into similar agreements. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Warrant Securities (and the Warrant Securities of every other person subject to the foregoing restriction) until the end of such period.

        7. MISCELLANEOUS.

                7.1. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement or bond in such



                                       8
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reasonable amount as the Company may determine or (in the case of mutilations)
upon surrender and cancellation hereof, the Company, at its expense, will issue a replacement.

                7.2. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be transmitted by personal delivery, telefacsimile, or overnight courier addressed to the applicable party at its address set forth below its signature on the signature page hereof, or at such other address furnished to the other party in writing in accordance with this section. Any such notice shall be effective on receipt during business hours on a business day.

                7.3. SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES, ETC. All covenants, representations and warranties made in, pursuant to, or in connection with this Warrant shall survive the execution and delivery hereof.

                7.4. SEVERABILITY. Should any one or more of the provisions of this Warrant be determined to be illegal or unenforceable, all other provisions of this Warrant shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                7.5. PARTIES IN INTEREST. Except as otherwise expressly provided herein, all the terms and provisions of this Warrant shall be binding upon and inure to the benefit of and be binding upon, the respective directors, officers, parents, subsidiaries, affiliates, representatives, agents, successors, and assigns of each of the parties.

                7.6. CHANGES; WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                7.7. GOVERNING LAW. Because the issuer of this Warrant is a California corporation, this Warrant shall be construed in accordance with and governed by the laws of that State. Any litigation or arbitration between the parties which arises out of this Warrant shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Francisco, California. The Company hereby specifically submits itself and its properties to the exclusive jurisdiction of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom. The parties hereto each waive any right to a change of venue and any and all objections to the jurisdiction of the California courts. Notwithstanding the foregoing, the Purchasers may take such actions in a foreign jurisdiction with they deem necessary and appropriate to enforce or collect any court judgment in any dispute arising out of the Warrant or to seek and obtain other relief as is necessary to enforce the terms of this Warrant. Each party agrees that service upon such party in any such action or proceeding maybe made as provided above for the giving of notices.

                7.8. EXPIRATION. If the last day on which this Warrant may be exercised, or on which it may be exercised at a particular Exercise Price, is a Sunday or a legal holiday or a day on which banking institutions doing business in the City of San Francisco are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Francisco time) on the next



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succeeding full business day with the same force and effect and at the same
Exercise Price as if exercised on such last day specified herein.

                7.9. TITLES; INTERPRETATION. The titles of the Sections and subsections of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant. Where the context requires, the singular shall include the plural and the plural the singular.



                                       10
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        IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be duly executed and delivered on the date first set forth above.


                                            OMNIS TECHNOLOGY CORPORATION,
                                            a Delaware corporation (the
                                            "Company")

                                            By:   /s/ JAMES DORST
                                               ---------------------------------
                                            Name:  JAMES DORST
                                                 -------------------------------
                                            Title: CFO/COO
                                                  ------------------------------

                                            981 Industrial Way
                                            San Carlos, California 94070-4117
                                            Fax Number: 650-632-7130



ACCEPTANCE BY HOLDER:

ASTORIA CAPITAL PARTNERS, L.P.,
a California limited partnership



By: Astoria Capital Management, Inc.
    Its General Partner

     By:  /s/ RICK KOE
        ---------------------------------
        Rick Koe, President


Dated:  DEC. 22, 1999
      ------------------

6600 92nd Avenue S.W.
Suite 370
Portland Oregon 97223
Fax Number: (503) 244-3801



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

                                SUBSCRIPTION FORM


        The undersigned hereby irrevocably elects to exercise the Stock Purchase Warrant issued by Omnis Technology Corporation on December ___, 1999 (the "Warrant") to the extent of purchasing _______ shares of the _________________________ Stock of Omnis Technology Corporation and

[CHECK ONE]

[ ] hereby delivers $______________ in payment of the Exercise Price thereof, in accordance with the Warrant.

[ ] hereby irrevocably forgives and cancels $______________ of principal and $_______________ of accrued interest of the Promissory Note issued by the Company of December ___, 1999 in payment of the Exercise Price thereof, in accordance with the Warrant.

Dated:  ________________, 1999

Astoria Capital Partners, L.P.,
a California Limited Partnership



By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------



                                       12